UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05454

Dreyfus New Jersey Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/16

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus New Jersey Municipal Bond Fund, Inc.

ANNUAL REPORT December 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus New Jersey Municipal Bond Fund, Inc.	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New Jersey Municipal Bond Fund, Inc., covering the 12-month period from January 1, 2016 through December 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over 2016 despite bouts of market volatility stemming from various economic and political developments. In January, stocks declined sharply and long-term interest rates fell in response to sluggish global economic growth, falling commodity prices, and worries following the first increase in short-term U.S. interest rates in nearly a decade. However, equities began a sustained rebound in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies, and commodity prices recovered. After a bout of volatility in June stemming from the United Kingdom’s referendum to leave the European Union, stocks generally continued to climb over the summer. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality government bonds moved lower over much of the reporting period amid robust investor demand for current income, but yields surged higher after the election due to expectations of rising interest rates. Corporate-backed bonds fared especially well in this environment.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in 2017. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
January 17, 2017

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016 through December 31, 2016, as provided by Daniel Barton and Jeffrey Burger, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2016, Dreyfus New Jersey Municipal Bond Fund’s Class A shares produced a total return of 0.17%, Class C shares returned –0.66%, Class I shares returned 0.34%, Class Y shares returned 0.34%, and Class Z shares returned 0.36%.1 In comparison, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within New Jersey, achieved a total return of 0.25% for the same period.2

Municipal bonds produced flat results in a volatile market as rising interest rates and changing supply-and-demand dynamics late in the reporting period erased previous market gains. The fund’s Class I, Class Y, and Class Z shares mildly outperformed the Index, mainly due to an emphasis on revenue-backed bonds.

As of August 24, 2016, the fund’s benchmark index, the Barclays Municipal Bond Index, was renamed the Bloomberg Barclays U.S. Municipal Bond Index.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal and New Jersey state income taxes. The fund invests at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years.

We focus on identifying undervalued sectors and securities and minimizing the use of interest rate forecasting. We select municipal bonds for the fund’s portfolio by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values. Although the fund seeks to provide income exempt from federal and New Jersey state income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

Political and Technical Factors Fueled Market Volatility

Investors grew averse to risks at the start of 2016 due to sluggish growth in international markets, plunging commodity prices, and concerns that a December 2015 increase in short-term U.S. interest rates might weigh on economic growth. Municipal bonds generally benefited in this environment amid rising investor demand for traditional safe havens.

Market sentiment soon began to improve as commodity prices rebounded, the Federal Reserve Board (the “Fed”) delayed additional short-term rate hikes, and inflation remained muted. Yet, income-oriented investors continued to seek for the competitive after-tax yields from municipal bonds, driving their prices higher.

DISCUSSION OF FUND PERFORMANCE (continued)

The rally remained intact until later in the summer when issuers came to market with a flood of new municipal securities in anticipation of another rate hike. Market declines accelerated after the election in November as investor demand faltered in response to uncertainty surrounding potential changes in tax and fiscal policies. By the end of the reporting period, municipal bonds generally gave back their previous gains.

While higher tax revenues in a growing U.S. economy supported sound credit conditions for most municipal bond issuers, New Jersey continued to struggle with a sluggish local economy, unfunded pension liabilities, and a high debt load.

Revenue Bonds Supported Fund Results

The fund’s relative results were enhanced by revenue-backed bonds, particularly those issued on behalf of hospitals, airports, industrial development programs, and the state’s settlement of litigation with U.S. tobacco companies. A focus on longer term maturities also benefited results. In addition, the fund’s relative performance was helped by the outperformance of New Jersey securities compared to most of the other states represented in the national benchmark.

On the other hand, bonds backed by education facilities lagged market averages, and lack of exposure to Puerto Rico bonds prevented the fund from participating in their rebound from previously depressed levels.

An Opportunistic Investment Posture

As of year-end, the municipal bond market remained volatile in light of a December rake hike by the Fed, political uncertainty, and changing issuance volumes. Yet, we believe that market weakness toward the end of 2016 may have been more severe than warranted by a growing U.S. economy and generally strong municipal credit conditions. Therefore, we have adopted a more opportunistic investment posture, taking advantage of bouts of market weakness to purchase attractively valued bonds in areas of the New Jersey market that, in our analysis, are fundamentally strong and provide competitive yields.

January 17, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y, and Class Z shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation which may be terminated after May 1, 2017. Had these expenses not been absorbed, the returns would have been lower.
2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New Jersey Municipal Bond Fund, Inc. Class A shares, Class C shares, Class I shares, and Class Y shares and the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

†  Source: Lipper Inc.
†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 12/15/08 (the inception date for Class I shares), not reflecting the applicable sales charges for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, and Class Y shares of Dreyfus New Jersey Municipal Bond Fund, Inc. on 12/31/06 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in New Jersey municipal securities and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class Z shares will vary from the performance of Class A, Class C, Class I, and Class Y shares shown above due to differences in charges and expenses. The Index is not limited to investments in New Jersey municipal obligations. The Index is a widely-accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/16
	Inception Date	1 Year	5 Years	10 Years	From Inception
Class A shares
with maximum sales charge (4.5%)	11/6/87	-4.31%	2.01%	3.12%	-
without sales charge	11/6/87	0.17%	2.95%	3.60%	-
Class C shares
with applicable redemption charge †	1/7/03	-1.63%	2.16%	2.82%	-
without redemption	1/7/03	-0.66%	2.16%	2.82%	-
Class I shares	12/15/08	0.34%	3.17%	3.76%††	-
Class Y shares	7/1/13	0.34%	3.09%††	3.67%††	-
Class Z shares	6/7/07	0.36%	3.12%	-	3.88%
Bloomberg Barclays U.S. Municipal Bond Index	5/31/07	0.25%	3.28%	4.25%	4.36%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 12/15/08 (the inception date for Class I shares), not reflecting the applicable sales charges for Class A shares. The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
††† The Index date is based on the life of Class Z shares. For comparative purposes, the value of the Index as of 5/31/07 is used as the beginning value on 6/7/07 (the inception date for Class Z shares).

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New Jersey Municipal Bond Fund, Inc. from July 1, 2016 to December 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2016
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.18	$7.86	2.95	$2.95	$3.15
Ending value (after expenses)	$956.90	$953.30	958.20	$957.40	$958.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2016
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.32	$8.11	$3.05	$3.05	$3.25
Ending value (after expenses)	$1,020.86	$1,017.09	$1,022.12	$1,022.12	$1,021.92

† Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.60% for Class C, .60% for Class I, .60% for Class Y and .64% for Class Z, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2016

Long-Term Municipal Investments - 98.8%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.9%
Atlantic County Improvement Authority, Stockton University GO, LR (Atlantic City Campus Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/48	3,000,000		3,278,640
Bayonne, General Improvement GO (Insured; Build America Mutual Assurance Company)	5.00	7/1/39	1,000,000		1,114,380
Camden County Improvement Authority, County Guaranteed Loan Revenue (County Capital Program)	5.00	1/15/31	3,000,000		3,482,340
Camden County Improvement Authority, County Guaranteed Loan Revenue (County Capital Program)	5.00	1/15/32	2,695,000		3,114,423
Camden County Improvement Authority, Health Care Redevelopment Project Revenue (The Cooper Health System Obligated Group Issue)	5.00	2/15/34	1,000,000		1,050,660
Camden County Improvement Authority, Health Care Redevelopment Project Revenue (The Cooper Health System Obligated Group Issue)	5.75	2/15/42	5,000,000		5,542,500
Delaware River Port Authority, Revenue	5.00	1/1/30	3,500,000		3,768,450
East Orange Board of Education, COP, LR (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/21	685,000	[a]	618,699
East Orange Board of Education, COP, LR (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/26	745,000	[a]	551,456
East Orange Board of Education, COP, LR (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/28	2,345,000	[a]	1,574,175
Essex County, General Improvement GO (Prerefunded)	5.00	8/1/20	5,500,000	[b]	6,130,740
Essex County Improvement Authority, SWDR (Covanta Project)	5.25	7/1/45	2,500,000	[c]	2,479,900
Garden State Preservation Trust, Revenue (Open Space and Farmland Preservation Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.75	11/1/28	10,000,000		12,185,200
Gloucester County Pollution Control Financing Authority, PCR (Logan Project)	5.00	12/1/24	1,000,000		1,079,740
Gloucester Township Municipal Utilities Authority, Sewer Revenue (Insured; AMBAC)	5.65	3/1/18	675,000		691,450
Hudson County Improvement Authority, County Secured LR (Hudson County Vocational-Technical Schools Project)	5.00	5/1/46	2,500,000		2,804,825

Long-Term Municipal Investments - 98.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.9% (continued)
Hudson County Improvement Authority, Harrison Stadium Land Acquisition Special Obligation Revenue (Harrison Redevelopment Project) (Insured; National Public Finance Guarantee Corp.)	0.00	12/15/34	3,000,000	[a]	1,516,530
Irvington Township, GO (Fiscal Year Adjustment Bonds and General Improvement Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/15/32	2,000,000		2,242,340
Mercer County Improvement Authority, County Secured Open Space Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/40	3,290,000		3,298,883
Middletown Township Board of Education, GO	5.00	8/1/25	1,000,000		1,112,510
Middletown Township Board of Education, GO	5.00	8/1/26	2,935,000		3,263,045
Monroe Township Board of Education, School District GO	5.00	3/1/34	1,250,000		1,420,200
New Brunswick Parking Authority, City Guaranteed Parking Revenue (Insured; Build America Mutual Assurance Company)	5.00	9/1/35	2,000,000		2,272,320
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/24	3,000,000		3,223,320
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/28	3,625,000		3,840,035
New Jersey Economic Development Authority, Department of Human Services Composite Revenue (Division of Developmental Disabilities)	6.25	7/1/24	700,000		713,594
New Jersey Economic Development Authority, Motor Vehicle Surcharge Revenue (Insured; National Public Finance Guarantee Corp.)	0.00	7/1/20	3,350,000	[a]	3,057,009
New Jersey Economic Development Authority, Motor Vehicle Surcharge Revenue (Insured; National Public Finance Guarantee Corp.)	0.00	7/1/21	2,620,000	[a]	2,311,154
New Jersey Economic Development Authority, Private Activity Revenue (The Goethals Bridge Replacement Project)	5.38	1/1/43	3,500,000		3,712,415
New Jersey Economic Development Authority, Revenue (Hillcrest Health Service System Project) (Insured; AMBAC)	0.00	1/1/17	5,000,000	[a]	4,999,800

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.9% (continued)
New Jersey Economic Development Authority, Revenue (Hillcrest Health Service System Project) (Insured; AMBAC)	0.00	1/1/18	2,500,000	[a]	2,455,600
New Jersey Economic Development Authority, Revenue (Hillcrest Health Service System Project) (Insured; AMBAC)	0.00	1/1/20	6,500,000	[a]	6,038,955
New Jersey Economic Development Authority, Revenue (Hillcrest Health Service System Project) (Insured; AMBAC)	0.00	1/1/22	6,000,000	[a]	5,214,360
New Jersey Economic Development Authority, Revenue (Provident Group - Rowan Properties L.L.C. - Rowan University Student Housing Project)	5.00	1/1/35	1,000,000		1,032,340
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.75	9/1/23	385,000		415,692
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/27	10,000,000		11,574,300
New Jersey Economic Development Authority, School Facilities Construction Revenue (Prerefunded)	5.75	3/1/21	1,380,000	[b]	1,596,177
New Jersey Economic Development Authority, Special Facility Revenue (Continental Airlines, Inc. Project)	5.25	9/15/29	8,050,000		8,496,372
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.10	6/1/23	3,000,000		3,263,340
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.60	11/1/34	6,600,000		7,156,644
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.70	10/1/39	5,000,000		5,429,450
New Jersey Educational Facilities Authority, Revenue (Kean University Issue)	5.00	9/1/21	1,500,000		1,612,170
New Jersey Educational Facilities Authority, Revenue (New Jersey Institute of Technology Issue)	5.00	7/1/31	2,000,000		2,161,820
New Jersey Educational Facilities Authority, Revenue (Princeton Theological Seminary Issue)	5.00	7/1/29	5,000,000		5,525,550

Long-Term Municipal Investments - 98.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.9% (continued)
New Jersey Educational Facilities Authority, Revenue (Public Library Project Grant Program Issue) (Insured; AMBAC)	5.50	9/1/17	1,500,000		1,505,310
New Jersey Educational Facilities Authority, Revenue (Ramapo College of New Jersey Issue)	5.00	7/1/42	3,000,000		3,260,220
New Jersey Educational Facilities Authority, Revenue (Seton Hall University Issue) (Prerefunded)	6.25	7/1/19	5,000,000	[b]	5,590,450
New Jersey Educational Facilities Authority, Revenue (Stevens Institute of Technology Issue)	5.00	7/1/27	5,000,000		5,068,500
New Jersey Educational Facilities Authority, Revenue (Stevens Institute of Technology Issue)	5.00	7/1/34	7,455,000		7,555,419
New Jersey Educational Facilities Authority, Revenue (Stockton University Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/35	1,600,000		1,787,120
New Jersey Educational Facilities Authority, Revenue (The College of New Jersey Issue)	4.00	7/1/35	1,750,000		1,761,025
New Jersey Educational Facilities Authority, Revenue (The William Paterson University of New Jersey Issue)	5.00	7/1/22	2,165,000		2,456,582
New Jersey Educational Facilities Authority, Revenue (The William Paterson University of New Jersey Issue)	5.00	7/1/29	2,130,000		2,374,822
New Jersey Educational Facilities Authority, Revenue (The William Paterson University of New Jersey Issue)	5.00	7/1/30	2,255,000		2,515,949
New Jersey Educational Facilities Authority, Revenue (The William Paterson University of New Jersey Issue) (Insured; Assured Guaranty Corp.)	5.00	7/1/38	225,000		234,655
New Jersey Educational Facilities Authority, Revenue (The William Paterson University of New Jersey Issue) (Insured; Build America Mutual Assurance Company)	5.00	7/1/30	2,025,000		2,312,732
New Jersey Health Care Facilities Financing Authority, Revenue (Atlantic Health System Hospital Corporation Issue)	5.00	7/1/27	350,000		366,373

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.9% (continued)
New Jersey Health Care Facilities Financing Authority, Revenue (Atlantic Health System Hospital Corporation Issue)	4.00	7/1/41	7,500,000		7,488,375
New Jersey Health Care Facilities Financing Authority, Revenue (Barnabas Health Issue) (Prerefunded)	5.63	7/1/21	3,000,000	[b]	3,495,600
New Jersey Health Care Facilities Financing Authority, Revenue (General Hospital Center at Passaic, Inc. Obligated Group Issue) (Insured; Assured Guaranty Municipal Corp.) (Escrowed to Maturity)	6.75	7/1/19	345,000		371,437
New Jersey Health Care Facilities Financing Authority, Revenue (Hackensack University Medical Center Issue)	5.00	1/1/28	2,780,000		2,969,874
New Jersey Health Care Facilities Financing Authority, Revenue (Hackensack University Medical Center Issue) (Insured; Assured Guaranty Corp.)	5.25	1/1/36	2,900,000		2,989,291
New Jersey Health Care Facilities Financing Authority, Revenue (Inspira Health Obligated Group Issue)	4.00	7/1/41	3,250,000		3,209,960
New Jersey Health Care Facilities Financing Authority, Revenue (Inspira Health Obligated Group Issue)	5.00	7/1/46	3,000,000		3,230,310
New Jersey Health Care Facilities Financing Authority, Revenue (Kennedy Health System Obligated Group Issue)	5.00	7/1/31	1,525,000		1,656,882
New Jersey Health Care Facilities Financing Authority, Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/23	2,500,000		2,858,175
New Jersey Health Care Facilities Financing Authority, Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/26	1,000,000		1,123,420
New Jersey Health Care Facilities Financing Authority, Revenue (Meridian Health System Obligated Group Issue) (Insured; Assured Guaranty Corp.)	5.00	7/1/38	4,660,000		4,859,588
New Jersey Health Care Facilities Financing Authority, Revenue (Princeton HealthCare System Issue)	5.00	7/1/39	2,000,000		2,165,040

Long-Term Municipal Investments - 98.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.9% (continued)
New Jersey Health Care Facilities Financing Authority, Revenue (Robert Wood Johnson Barnabas Health Obligated Group Issue)	5.00	7/1/43	3,500,000		3,814,895
New Jersey Health Care Facilities Financing Authority, Revenue (Robert Wood Johnson University Hospital Issue) (Prerefunded)	5.00	1/1/20	4,950,000	[b]	5,443,020
New Jersey Health Care Facilities Financing Authority, Revenue (Saint Barnabas Health Care System Issue) (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity)	0.00	7/1/23	2,280,000	[a]	1,946,140
New Jersey Health Care Facilities Financing Authority, Revenue (Saint Joseph's Healthcare System Obligated Group Issue)	5.00	7/1/41	1,000,000		1,034,400
New Jersey Health Care Facilities Financing Authority, Revenue (University Hospital Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/46	2,000,000		2,145,940
New Jersey Health Care Facilities Financing Authority, Revenue (Virtua Health Issue) (Insured; Assured Guaranty Corp.)	5.50	7/1/38	5,000,000		5,420,000
New Jersey Health Care Facilities Financing Authority, State Contract Revenue (Hospital Asset Transformation Program)	5.25	10/1/38	10,635,000		10,683,496
New Jersey Health Care Facilities Financing Authority, State Contract Revenue (Hospital Asset Transformation Program) (Prerefunded)	5.25	10/1/18	2,960,000	[b]	3,166,963
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue	5.00	12/1/21	1,800,000		1,953,450
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue	5.00	12/1/25	600,000		628,434
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue	5.00	12/1/26	1,475,000		1,541,759
New Jersey Housing and Mortgage Finance Agency, Multi-Family Revenue	4.95	5/1/41	7,000,000		7,235,130
New Jersey Housing and Mortgage Finance Agency, SFHR	5.20	10/1/25	3,710,000		3,864,522
New Jersey Housing and Mortgage Finance Agency, SFHR	6.38	10/1/28	560,000		576,856

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.9% (continued)
New Jersey Housing and Mortgage Finance Agency, SFHR	5.25	10/1/37	60,000		60,562
New Jersey Institute of Technology, GO	5.00	7/1/31	3,385,000		3,848,948
New Jersey Institute of Technology, GO	5.00	7/1/32	1,000,000		1,113,630
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.50	12/15/23	7,000,000		7,612,360
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.50	6/15/31	2,500,000		2,623,700
New Jersey Transportation Trust Fund Authority, (Transportation System)	6.00	12/15/38	6,565,000		6,970,257
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; AMBAC)	5.25	12/15/22	5,000,000		5,362,650
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; AMBAC)	0.00	12/15/24	1,000,000	[a]	750,950
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; AMBAC)	5.00	12/15/32	3,000,000		3,068,130
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; Assured Guaranty Municipal Corp.)	0.00	12/15/33	20,000,000	[a]	9,164,800
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/23	2,000,000		2,299,940
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/25	3,000,000		3,512,460
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/26	2,000,000		2,289,100
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/34	2,000,000		2,231,380
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/35	3,000,000		3,281,190
New Jersey Turnpike Authority, Turnpike Revenue	5.25	1/1/40	5,420,000		5,732,300
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/45	4,000,000		4,389,280
New Jersey Turnpike Authority, Turnpike Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/27	3,000,000		3,678,480
New Jersey Turnpike Authority, Turnpike Revenue (Insured; National Public Finance Guarantee Corp.)	1.26	1/1/30	5,500,000	[d]	4,991,250
North Hudson Sewerage Authority, Gross Revenue Senior Lien Lease Certificates (Master Lease Agreement)	5.00	6/1/24	605,000		681,012

Long-Term Municipal Investments - 98.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 96.9% (continued)
North Hudson Sewerage Authority, Gross Revenue Senior Lien Lease Certificates (Master Lease Agreement)	5.00	6/1/42	10,320,000		11,215,879
North Hudson Sewerage Authority, Gross Revenue Senior Lien Lease Certificates (Master Lease Agreement) (Prerefunded)	5.00	6/1/22	395,000	[b]	457,074
North Jersey District Water Supply Commission, Sewer Revenue (Wanaque South Project) (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity)	6.00	7/1/19	730,000		780,355
Port Authority of New York and New Jersey, (Consolidated Bonds, 167th Series)	5.00	9/15/24	2,400,000		2,660,976
Port Authority of New York and New Jersey, (Consolidated Bonds, 167th Series)	5.50	9/15/26	7,600,000		8,536,244
Port Authority of New York and New Jersey, (Consolidated Bonds, 172nd Series)	5.00	10/1/33	5,000,000		5,467,150
Port Authority of New York and New Jersey, (Consolidated Bonds, 178th Series)	5.00	12/1/24	2,000,000		2,295,300
Port Authority of New York and New Jersey, (Consolidated Bonds, 185th Series)	5.00	9/1/31	2,270,000		2,554,045
Port Authority of New York and New Jersey, (Consolidated Bonds, 186th Series)	5.00	10/15/21	2,555,000		2,874,912
Port Authority of New York and New Jersey, (Consolidated Bonds, 186th Series)	5.00	10/15/44	9,730,000		10,696,384
Port Authority of New York and New Jersey, (Consolidated Bonds, 195th Series)	5.00	10/1/35	4,295,000		4,826,979
Port Authority of New York and New Jersey, (Consolidated Bonds, 93rd Series)	6.13	6/1/94	3,000,000		3,612,750
Port Authority of New York and New Jersey, Special Project Revenue (JFK International Air Terminal LLC Project)	5.00	12/1/20	2,500,000		2,751,075
Rahway Valley Sewerage Authority, Sewer Revenue (Insured; National Public Finance Guarantee Corp.)	0.00	9/1/30	7,550,000	[a]	4,701,687
Rutgers, The State University, GO	5.00	5/1/26	5,000,000		5,765,100
Rutgers, The State University, GO	5.00	5/1/34	1,600,000		1,830,784
Rutgers, The State University, GO (Prerefunded)	5.00	5/1/19	1,450,000	[b]	1,570,597
Salem County Pollution Control Financing Authority, PCR (Chambers Project)	5.00	12/1/23	1,000,000		1,098,220

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
New Jersey - 96.9% (continued)
South Jersey Port Corporation, Marine Terminal Revenue	5.75	1/1/23	4,000,000	4,277,040
South Jersey Port Corporation, Marine Terminal Revenue (Insured; Assured Guaranty Corp.) (Prerefunded)	5.75	1/1/19	2,900,000	[b] 3,154,910
South Jersey Port Corporation, Marine Terminal Revenue (Insured; Assured Guaranty Corp.) (Prerefunded)	5.88	1/1/19	6,000,000	[b] 6,542,160
South Jersey Transportation Authority, Transportation System Revenue	5.00	11/1/23	4,250,000	4,706,535
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	4.63	6/1/26	4,000,000	3,982,960
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	1,600,000	1,484,640
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	4.75	6/1/34	2,800,000	2,428,664
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/41	13,050,000	11,428,537
				456,448,953
U.S. Related - 1.9%
Guam, Business Privilege Tax Revenue	5.00	1/1/31	1,100,000	1,170,444
Guam, Business Privilege Tax Revenue	5.00	11/15/34	3,660,000	3,908,441
Guam, Business Privilege Tax Revenue	5.00	1/1/42	2,000,000	2,084,340
Guam Waterworks Authority, Water and Wastewater System Revenue	5.00	1/1/46	2,000,000	2,086,060
				9,249,285
Total Investments (cost $446,763,092)			98.8%	465,698,238
Cash and Receivables (Net)			1.2%	5,423,597
Net Assets			100.0%	471,121,835

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities were valued at $2,479,900 or .53% of net assets.
d Variable rate security—rate shown is the interest rate in effect at period end.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	28.8
Health Care	17.3
Education	14.9
Prerefunded	8.6
Utility-Water and Sewer	5.0
Lease	4.6
Asset-Backed	4.1
Housing	2.7
Special Tax	2.3
County	1.2
Industrial	1.0
City	.2
Resource Recovery	.2
Utility-Electric	.1
Other	7.8
98.8

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	446,763,092	465,698,238
Cash		132,159
Interest receivable		6,059,173
Receivable for shares of Common Stock subscribed		20,000
Prepaid expenses		31,475
		471,941,045
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		334,766
Payable for shares of Common Stock redeemed		387,270
Accrued expenses		97,174
		819,210
Net Assets ($)		471,121,835
Composition of Net Assets ($):
Paid-in capital		458,279,092
Accumulated undistributed investment income—net		42,688
Accumulated net realized gain (loss) on investments		(6,135,091)
Accumulated net unrealized appreciation (depreciation) on investments		18,935,146
Net Assets ($)		471,121,835

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	346,828,988	10,488,362	8,172,479	236,130	105,395,876
Shares Outstanding	27,447,117	830,810	646,594	18,687	8,339,145
Net Asset Value Per Share ($)	12.64	12.62	12.64	12.64	12.64

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income ($):
Interest Income	20,637,492
Expenses:
Management fee—Note 3(a)	3,003,493
Shareholder servicing costs—Note 3(c)	1,179,596
Professional fees	112,928
Distribution fees—Note 3(b)	80,456
Registration fees	66,991
Directors’ fees and expenses—Note 3(d)	46,166
Custodian fees—Note 3(c)	36,249
Prospectus and shareholders’ reports	15,022
Loan commitment fees—Note 2	9,995
Miscellaneous	46,276
Total Expenses	4,597,172
Less—reduction in expenses due to undertaking—Note 3(a)	(500,894)
Less—reduction in fees due to earnings credits—Note 3(c)	(3,310)
Net Expenses	4,092,968
Investment Income—Net	16,544,524
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,343,640
Net unrealized appreciation (depreciation) on investments	(21,773,741)
Net Realized and Unrealized Gain (Loss) on Investments	(15,430,101)
Net Increase in Net Assets Resulting from Operations	1,114,423

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
Operations ($):
Investment income—net	16,544,524	17,529,279
Net realized gain (loss) on investments	6,343,640	2,067,409
Net unrealized appreciation (depreciation) on investments	(21,773,741)	(2,891,720)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,114,423	16,704,968
Distributions to Shareholders from ($):
Investment income—net:
Class A	(11,745,518)	(12,589,993)
Class C	(262,023)	(279,261)
Class I	(346,604)	(243,695)
Class Y	(9,833)	(17,069)
Class Z	(3,840,946)	(4,155,669)
Total Distributions	(16,204,924)	(17,285,687)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	20,172,723	12,986,729
Class C	3,418,691	2,281,017
Class I	4,709,043	4,157,740
Class Z	3,995,207	3,210,767
Distributions reinvested:
Class A	8,876,823	9,533,446
Class C	154,301	127,601
Class I	305,425	201,944
Class Y	400	402
Class Z	3,148,994	3,393,039
Cost of shares redeemed:
Class A	(35,919,912)	(41,015,485)
Class C	(2,393,339)	(3,502,831)
Class I	(4,606,334)	(1,117,683)
Class Y	(62,000)	(302,083)
Class Z	(12,082,452)	(13,147,811)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(10,282,430)	(23,193,208)
Total Increase (Decrease) in Net Assets	(25,372,931)	(23,773,927)
Net Assets ($):
Beginning of Period	496,494,766	520,268,693
End of Period	471,121,835	496,494,766
Undistributed investment income—net	42,688	-

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2016	2015
Capital Share Transactions (Shares):
Class Aa
Shares sold	1,531,937	1,004,291
Shares issued for distributions reinvested	675,933	736,255
Shares redeemed	(2,749,630)	(3,168,212)
Net Increase (Decrease) in Shares Outstanding	(541,760)	(1,427,666)
Class C
Shares sold	258,354	176,096
Shares issued for distributions reinvested	11,782	9,865
Shares redeemed	(183,590)	(271,101)
Net Increase (Decrease) in Shares Outstanding	86,546	(85,140)
Class Ia
Shares sold	356,116	320,116
Shares issued for distributions reinvested	23,242	15,613
Shares redeemed	(352,611)	(86,622)
Net Increase (Decrease) in Shares Outstanding	26,747	249,107
Class Y
Shares issued for distributions reinvested	30	31
Shares redeemed	(4,793)	(23,637)
Net Increase (Decrease) in Shares Outstanding	(4,763)	(23,606)
Class Z
Shares sold	304,724	248,020
Shares issued for distributions reinvested	239,696	262,028
Shares redeemed	(925,278)	(1,014,710)
Net Increase (Decrease) in Shares Outstanding	(380,858)	(504,662)

[a]During the period ended December 31, 2015, 2,902 Class A shares representing $38,024, were exchanged for 2,902 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.03	13.04	12.27	13.42	13.01
Investment Operations:
Investment income—net[a]	.43	.45	.46	.47	.49
Net realized and unrealized gain (loss) on investments	(.40)	(.02)	.76	(1.15)	.41
Total from Investment Operations	.03	.43	1.22	(.68)	.90
Distributions:
Dividends from investment income—net	(.42)	(.44)	(.45)	(.46)	(.49)
Dividends from net realized gain on investments	-	-	(.00)[b]	(.01)	-
Total Distributions	(.42)	(.44)	(.45)	(.47)	(.49)
Net asset value, end of period	12.64	13.03	13.04	12.27	13.42
Total Return (%)[c]	.17	3.38	10.11	(5.18)	6.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.95	.95	.94	.96
Ratio of net expenses to average net assets	.85	.85	.85	.85	.85
Ratio of interest and expense related to floating rate notes issued to average net assets	-	-	.00[d]	.00[d]	-
Ratio of net investment income to average net assets	3.27	3.45	3.59	3.62	3.68
Portfolio Turnover Rate	13.81	8.41	10.18	11.31	12.10
Net Assets, end of period ($ x 1,000)	346,829	364,755	383,670	377,986	457,618

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.02	13.03	12.26	13.40	13.00
Investment Operations:
Investment income—net[a]	.33	.35	.36	.37	.39
Net realized and unrealized gain (loss) on investments	(.41)	(.02)	.77	(1.13)	.40
Total from Investment Operations	(.08)	.33	1.13	(.76)	.79
Distributions:
Dividends from investment income—net	(.32)	(.34)	(.36)	(.37)	(.39)
Dividends from net realized gain on investments	-	-	(.00)[b]	(.01)	-
Total Distributions	(.32)	(.34)	(.36)	(.38)	(.39)
Net asset value, end of period	12.62	13.02	13.03	12.26	13.40
Total Return (%)[c]	(.66)	2.61	9.29	(5.82)	6.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.71	1.72	1.72	1.74
Ratio of net expenses to average net assets	1.60	1.60	1.60	1.60	1.60
Ratio of interest and expense related to floating rate notes issued to average net assets	-	-	.00[d]	.00[d]	-
Ratio of net investment income to average net assets	2.51	2.71	2.82	2.87	2.92
Portfolio Turnover Rate	13.81	8.41	10.18	11.31	12.10
Net Assets, end of period ($ x 1,000)	10,488	9,690	10,808	8,997	10,403

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Amount represents less than .01%.

See notes to financial statements.

	Year Ended December 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.04	13.05	12.28	13.42	13.02
Investment Operations:
Investment income—net[a]	.47	.48	.49	.50	.50
Net realized and unrealized gain (loss) on investments	(.42)	(.02)	.77	(1.14)	.41
Total from Investment Operations	.05	.46	1.26	(.64)	.91
Distributions:
Dividends from investment income—net	(.45)	(.47)	(.49)	(.49)	(.51)
Dividends from net realized gain on investments	-	-	(.00)[b]	(.01)	-
Total Distributions	(.45)	(.47)	(.49)	(.50)	(.51)
Net asset value, end of period	12.64	13.04	13.05	12.28	13.42
Total Return (%)	.34	3.63	10.38	(4.88)	7.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.72	.72	.74
Ratio of net expenses to average net assets	.60	.60	.60	.62	.70
Ratio of interest and expense related to floating rate notes issued to average net assets	-	-	.00[c]	.00[c]	-
Ratio of net investment income to average net assets	3.51	3.70	3.82	3.84	3.82
Portfolio Turnover Rate	13.81	8.41	10.18	11.31	12.10
Net Assets, end of period ($ x 1,000)	8,172	8,080	4,837	3,450	4,527

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Amount represents less than .01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	13.03	13.05	12.27	12.77
Investment Operations:
Investment income—net[b]	.46	.48	.38	.26
Net realized and unrealized gain (loss) on investments	(.40)	(.03)	.87	(.51)
Total from Investment Operations	.06	.45	1.25	(.25)
Distributions:
Dividends from investment income—net	(.45)	(.47)	(.47)	(.25)
Dividends from net realized gain on investments	-	-	(.00)[c]	-
Total Distributions	(.45)	(.47)	(.47)	(.25)
Net asset value, end of period	12.64	13.03	13.05	12.27
Total Return (%)	.34	3.56	10.37	(1.96)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.71	.76	.68[e]
Ratio of net expenses to average net assets	.60	.60	.63	.60[e]
Ratio of interest and expense related to floating rate notes issued to average net assets	-	-	.00[f]	.00[e,f]
Ratio of net investment income to average net assets	3.53	3.71	3.59	4.11[e]
Portfolio Turnover Rate	13.81	8.41	10.18	11.31
Net Assets, end of period ($ x 1,000)	236	306	614	1

a From July 1, 2013 (commencement of initial offering) to December 31, 2013.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.
f Amount represents less than .01%.

See notes to financial statements.

	Year Ended December 31,
Class Z Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.03	13.05	12.28	13.42	13.01
Investment Operations:
Investment income—net[a]	.46	.47	.48	.49	.50
Net realized and unrealized gain (loss) on investments	(.40)	(.03)	.77	(1.13)	.41
Total from Investment Operations	.06	.44	1.25	(.64)	.91
Distributions:
Dividends from investment income—net	(.45)	(.46)	(.48)	(.49)	(.50)
Dividends from net realized gain on investments	-	-	(.00)[b]	(.01)	-
Total Distributions	(.45)	(.46)	(.48)	(.50)	(.50)
Net asset value, end of period	12.64	13.03	13.05	12.28	13.42
Total Return (%)	.36	3.49	10.31	(4.93)	7.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.77	.77	.74	.78
Ratio of net expenses to average net assets	.65	.66	.66	.67	.78
Ratio of interest and expense related to floating rate notes issued to average net assets	-	-	.00[c]	.00[c]	-
Ratio of net investment income to average net assets	3.47	3.64	3.78	3.80	3.75
Portfolio Turnover Rate	13.81	8.41	10.18	11.31	12.10
Net Assets, end of period ($ x 1,000)	105,396	113,663	120,340	116,050	139,334

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus New Jersey Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 675 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (200 million shares authorized), Class C (150 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (25 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority

NOTES TO FINANCIAL STATEMENTS (continued)

of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	465,698,238	—	465,698,238

† See Statement of Investments for additional detailed categorizations.

At December 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $920,643, undistributed ordinary income $172,930, accumulated capital losses $7,349,920 and unrealized appreciation $19,977,045.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-

NOTES TO FINANCIAL STATEMENTS (continued)

term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2016. If not applied, $6,969,933 of the carryover expires in fiscal year 2017. The fund has $379,987 of post-enactment short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2016 and December 31, 2015 were as follows: tax-exempt income $16,204,924 and $17,275,421, and ordinary income $0 and $10,266, respectively.

During the period ended December 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $296,912, increased accumulated net realized gain (loss) on investments by $1,385,157 and decreased paid-in capital by $1,088,245. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from January 1, 2016 through May 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .60% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $500,894 during the period ended December 31, 2016.

During the period ended December 31, 2016, the Distributor retained $3,606 from commissions earned on sales of the fund’s Class A shares and $14,401 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2016, Class C shares were charged $80,456 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2016, Class A and Class C shares were charged $916,299 and $26,819, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period

NOTES TO FINANCIAL STATEMENTS (continued)

ended December 31, 2016, Class Z shares were charged $55,908 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2016, the fund was charged $119,795 for transfer agency services and $7,194 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3,310.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2016, the fund was charged $36,249 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended December 31, 2016, the fund was charged $4,743 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2016, the fund was charged $9,640 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $239,774, Distribution Plan fees $6,744, Shareholder Services Plan fees $74,743, custodian fees $21,695, Chief Compliance Officer fees $7,314 and transfer agency fees $22,005, which are offset against an expense reimbursement currently in effect in the amount of $37,509.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2016, amounted to $68,174,005 and $77,655,610, respectively.

At December 31, 2016, the cost of investments for federal income tax purposes was $445,721,193; accordingly, accumulated net unrealized appreciation on investments was $19,977,045, consisting of $25,065,912 gross unrealized appreciation and $5,088,867 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus New Jersey Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Bond Fund, Inc., including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Bond Fund, Inc. at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U. S. generally accepted accounting principles.

New York, New York
February 27, 2017

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended December 31, 2016 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are New Jersey residents, New Jersey personal income taxes). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2016 calendar year on Form 1099-DIV, which will be mailed in early 2017.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Peggy C. Davis (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (77)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Ehud Houminer (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Dr. Martin Peretz (77)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of MBSC Securities Corporation since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus New Jersey Municipal Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.

200 Park Avenue

New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRNJX Class C: DCNJX Class I: DNMIX Class Y: DNJYX Class Z: DZNJX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0750AR1216

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,612 in 2015 and $34,452 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,273 in 2015 and $6,430 in 2016. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,479 in 2015 and $3,766 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $927 in 2015 and $1,156 in 2016. These services consisted of a review of the Registrant’s anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,055,582 in 2015 and $17,871,092 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus New Jersey Municipal Bond Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 24, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 24, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)